Exhibit 10.35

                                                               EXECUTION VERSION



                                    THIRD AMENDMENT, dated as of February 12,
                           2004 (this "AMENDMENT"), to the $192,500,000 AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY AGREEMENT, dated as of May 20, 2002 (as amended, the "REVOLVING CREDIT AGREEMENT"), among THE READER'S DIGEST ASSOCIATION, INC., a Delaware corporation (the "COMPANY"), the BORROWING SUBSIDIARIES party thereto (the "BORROWING SUBSIDIARIES"), the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and collateral agent (in such capacity, the "COLLATERAL AGENT").


                                   WITNESSETH:

                  WHEREAS, pursuant to the Revolving Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

                  WHEREAS, the Company has informed the Administrative Agent that it intends to issue senior unsecured notes in an aggregate principal amount of at least $300,000,000 the principal of which are not by their terms payable or required to be prepaid, redeemed, repurchased or defeased, in whole or in part, at the option of any holder thereof or on any date prior to the Tranche B Maturity Date (as defined in the Term Loan Agreement) or the "Maturity Date" under and as defined in the Amended and Restated Five-Year Credit Agreement (as defined in the Term Loan Agreement) (the "2004 SENIOR NOTES").

                  WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Revolving Credit Agreement in connection with the issuance of the 2004 Senior Notes as set forth in this Amendment, and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Revolving Credit Agreement on the terms and subject to the conditions set forth herein.


                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Revolving Credit Agreement.

        SECTION 2. AMENDMENT TO SECTION 6.06(h). Section 6.06(h) of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

                  "(h) Restricted Payments permitted by Section 6.10(a)(iii),
(v) or (vi)."

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                                                                               2


        SECTION 3. AMENDMENT TO SECTION 6.06(i). Section 6.06(i) of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

                  "(i) acquisitions of Equity Interests or assets for consideration with a value not greater than $50,000,000 during any fiscal year; PROVIDED that after June 30, 2004, any acquisition of Equity Interests or assets may be completed without regard to such limitation so long as (i) no Default shall have occurred and be continuing at the time of such acquisition, (ii) the Company shall have delivered to the Agents a certificate of a Financial Officer demonstrating pro forma compliance with the covenant set forth in
         Section 6.13 and (iii) the Company shall have Ratings of at least BBB-and Baa3, in each case with stable outlook; and"

        SECTION 4. AMENDMENT TO SECTION 6.08(c). Section 6.08(c) of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

                  "(c) provisions limiting loans, advances, guarantees or other investments or Restricted Payments by Subsidiaries that are not more restrictive than the provisions related to loans, advances, guarantees or other investments or Restricted Payments by Subsidiaries set forth in Section 6.06 or Section 6.10(a)."

        SECTION 5. AMENDMENT TO SECTION 6.10(a). Section 6.10(a) of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) The Company will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Company may declare and pay dividends with respect to its capital stock payable solely in Equity Interests, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (iii) the Company may make payments to holders of not more than $5,000,000 in stated value of preferred stock of the Company that are required to be made as a result of the exercise of appraisal rights to which they may be entitled in connection with the Recapitalization, (iv) the Company or its Subsidiaries may make Restricted Payments, not exceeding $5,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries,
         (v) the Company may carry out the Class B Repurchase and the Recapitalization; PROVIDED that such transactions are completed on or prior to December 31, 2002 and (vi) the Company may pay cash dividends and repurchase stock and make other Restricted Payments during any fiscal year in an aggregate amount not exceeding $50,000,000; PROVIDED that for any fiscal year during which the Company shall pay cash dividends, repurchase stock and make other Restricted Payments in an aggregate amount greater than $25,000,000, the Company shall make prepayments of Borrowings pursuant to Section 2.12(g) of the Term Loan Agreement in an aggregate amount equal to the amount required pursuant to Section 6.10(a)(vi) of the Term Loan; PROVIDED further that so long as (x) no Default shall have occurred and be continuing, (y) the Company shall demonstrate pro forma compliance with the covenant set forth in Section 6.13 and (z) the

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                                                                               3

         Company shall have Ratings of at least BBB- and Baa3, in each case with stable outlook, the second proviso above shall not apply, and the Company may pay cash dividends and repurchase stock and make other Restricted Payments during any fiscal year in an aggregate amount equal to Excess Cash Flow for the prior year.

        SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Company, as to itself and each of its Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

(a) The representations and warranties set forth in Article IV of the Revolving Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

(b) This Amendment has been duly authorized, executed and delivered by the Company. Each of this Amendment and the Revolving Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable against the Company and each Borrowing Subsidiary in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

(b) As of the Amendment Effective Date (as defined below), after giving effect to this Amendment, no Default has occurred and is continuing.

        SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date that the following conditions are satisfied (the "AMENDMENT EFFECTIVE DATE"):

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, the Borrowing Subsidiaries and the Required Lenders;

(b) The Administrative Agent shall have received the Amendment Fees payable to the Lenders under Section 9 hereof.

(c)      The Borrower shall have issued the 2004 Senior Notes.

(d) To the extent invoiced, the Administrative Agent shall have been reimbursed for all its reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of its counsel, related to this Amendment or the Revolving Credit Agreement.

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                                                                               4

        SECTION 8. AMENDMENT FEE. The Company agrees to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to 1:00 p.m., New York City time on February 20, 2004, an amendment fee (collectively, the "AMENDMENT FEES") equal to 0.05% of such Lender's Commitment as of the Amendment Effective Date. The Amendment Fees will be payable in immediately available funds on the Amendment Effective Date; PROVIDED that the Company shall have no liability for the Amendment Fees if this Amendment shall not have been executed and delivered by the Required Lenders.

        SECTION 9. REVOLVING CREDIT AGREEMENT. Except as specifically stated herein, the Revolving Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Revolving Credit Agreement as modified hereby.

        SECTION 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 11. COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 12. EXPENSES. The Company agrees to (a) pay all fees separately agreed to between the Company and the Administrative Agent relating to this Amendment and (b) reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.



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                                                                               5

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                           THE READER'S DIGEST ASSOCIATION, INC.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           BOOKS ARE FUN, LTD.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           QSP, INC.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           REIMAN MEDIA GROUP, INC.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:


                           JPMORGAN CHASE BANK, individually and as
                           Administrative Agent and Collateral Agent,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

               To approve the Third Amendment to the Revolving Credit Agreement:


                            Name of Institution:
                                               ---------------------------------

                            by:

                            ----------------------------------------------------
                            ----------------------------------------------------
                            Name:
                            Title: